Income Taxes	12 Months Ended
Dec. 31, 2022
Income Taxes [Abstract]
INCOME TAXES

NOTE 17—INCOME TAXES

As of December 31, 2022 and 2021, the Company had net operating loss carry forwards of approximately $6.3 million and $21.0 million, respectively, that may be available to reduce future years’ taxable income indefinitely. Future tax benefits which may arise as a result of these losses have not been recognized in these consolidated financial statements, as their realization is determined not likely to occur. Accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards. For the year ending December 2021, the company reflects a deferred tax liability in the amount of 8.4M due to the future tax liability from an asset with an indefinite life known as a “naked credit.” The future tax liability from this indefinite lived asset can be offset by up to 80% of net operating loss carryforwards created after 2017. The remaining portion of the future tax liability from indefinite lived assets cannot be used to offset definite lived deferred tax assets. The impairment of the value indefinite lived assets in the year ending December 31, 2022 reduced the future expected tax liability sufficiently that no naked credit exists because the future tax liability is determined to be less than 80% of future net operating losses.

The components of the provision for income taxes for the years ended December 31, 2022 and 2021, consisted of the following (in thousands):

	December 31,	December 31,
	2022	2021

Current federal and state	$-	$468
Valuation allowance	3,960	1,201
Deferred federal and state	(12,369)	(1,567)

Total provision (benefit) for income taxes	$(8,409)	$102

The difference between the income tax expense (benefit) reported and amounts computed by applying the statutory federal rate of 21.0% to pretax income (loss) for the years ended December 31, 2022 and 2021, consisted of the following (in thousands):

	December 31,	December 31,
	2022	2021

Federal tax	$(28,219)	$(1,571)
State tax, net of federal benefit	(3,185)	(177)
Other state tax adjustments	-	34
Permanent items	504	(1)
Goodwill impairment	18,531
Acquisition costs		202
Change in state tax rates		436

Valuation allowance	3,960	1.179

Total income tax provision (benefit)	$(8,409)	$102

Effective tax rate	(6.3)%	(1.4)%

Deferred income tax assets and liabilities at December 31, 2022 and 2021, consisted of the following temporary differences and carry-forward items (in thousands):

	December 31,	December 31,
	2022	2021

Inventory	418	$197
Receivables	352	236
Accrued expenses	79	1,929
Interest limitations	1,170	370
Reserves	5,443	4,312
Other	169	169
Derivative	(743)
Lease liabilities	2,977	3,825
Loss carryforward	4,853	1,429
Valuation allowance	(10,957)	(6,998)

Total deferred tax asset	3,761	$5,469

Fixed assets	(123)	(246)
Right-of-use assets	(2,732)	(3,490)
Intangibles	(906)	(10,140)

Total deferred tax liability	$(3,761)	$(13,876)

Total deferred tax liability, net	$-	$(8,407)

The Company accrues interest and penalties related to unrecognized tax benefits. The Company does not believe it has any unrecognized tax benefits for December 31, 2022 and 2021 that would have a material impact on the financial statements. The Company’s income tax returns are open to examination by the Internal Revenue Service and various State jurisdictions.

	December 31,	December 31,
	2022	2021

Net deferred tax liability	$1	$(8,407)
Valuation allowance	$-	$-